UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 17, 2003




                          CAPSTONE TURBINE CORPORATION

             (Exact name of registrant as specified in its charter)



    Delaware                              001-15957                95-4180883
(State or other jurisdiction        (Commission file number)    (I.R.S. Employer
   of incorporation)                                         Identification No.)





               21211 Nordhoff Street, Chatsworth, California 91311
                    (Address of principal executive offices)




                                 (818) 734-5300

              (Registrant's telephone number, including area code)


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Item 9. REGULATION FD DISCLOSURE (The following discussion is furnished under
        "Item 12. Results of Operations and Financial Condition")

      The following information, including the text of the press release attached as an Exhibit to this Form 8-K, is being furnished pursuant to Item 12. "Results of Operations and Financial Condition," under Item 9. "Regulation FD Disclosure" in accordance with SEC Release No. 33-8216.

         On July 17, 2003, Capstone Turbine Corporation (the "Company") announced via a press release the Company's financial results for its second quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CAPSTONE TURBINE CORPORATION
                                       (Registrant)



Date: July 17, 2003                  By: /s/ Karen Clark
                                         Karen Clark
                                         Chief Financial Officer



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                                  Exhibit Index

Exhibit Number                    Description of Document

99.1                   Press Release of Registrant, dated July 17, 2003,
                      reporting Registrant's fiscal second quarter results.


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